SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2005

VERISIGN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of

Incorporation)

000-23593	94-3221585
(Commission File Number)	(IRS Employer Identification No.)

487 East Middlefield Road, Mountain View, CA	94043
(Address of Principal Executive Offices)	(Zip Code)

(650) 961-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On April 6, 2005, VeriSign, Inc., a Delaware corporation (the “Company”) issued 9,083,074 shares of its common stock for all of the outstanding capital stock of LightSurf Technologies, Inc. (“LightSurf”), in connection with the acquisition of LightSurf that was announced on January 10, 2005. Additionally, options and warrants to purchase shares of LightSurf capital stock were assumed by the Company, and represented options and warrants to purchase 1,549,150 shares of the Company’s common stock as of the closing date. The securities were issued in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to the exemption provided under Section 3(a)(10) thereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISIGN, INC.

Date: May 31, 2005	By:	/s/ James M. Ulam
James M. Ulam
Senior Vice President, General Counsel and Secretary